Counterpoint Tactical Income Fund

Class A Shares: CPATX Class C Shares: CPCTX Class I Shares: CPITX

Counterpoint Tactical Equity Fund

Class A Shares: CPAEX Class C Shares: CPCEX Class I Shares: CPIEX

(each a “Fund” and collectively the “Funds”)

each a series of Northern Lights Fund Trust III

Supplement dated May 26, 2016
to the Prospectus dated February 1, 2016

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The following section entitled “Exchange Privilege” is inserted after the section entitled “Class I Shares” on page 19 of the Funds’ Prospectus.

Exchange Privilege

You may exchange your Fund shares for shares of the same Class of another fund in the Counterpoint family of funds (i.e. other mutual funds managed by the Adviser that are part of the same Trust as the Fund). Exchanges are made at net asset value. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in the fund’s prospectus. An exchange of shares of Fund shares for shares of another Fund in the Counterpoint family of funds will be treated as a sale for federal income tax purposes. You should read the current prospectus for any fund into which you are exchanging.

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This Supplement, dated May 26, 2016, and the Prospectus dated February 1, 2016, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-844-273-8637.